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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 23, 2001
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                        (Date of earliest event reported)


                      FIRST FEDERAL FINANCIAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-28020                       31-1456058
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


415 Center Street, Ironton, Ohio                                           45638
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(Address of principal executive offices)                              (Zip Code)


                                 (614) 532-6845
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)



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Item 5.    OTHER EVENTS

      On May 23, 2001, First Federal Financial Bancorp, Inc. (the "Company") filed a registration statement on Form 8-A with the Securities and Exchange Commission in connection with its Stockholder Protection Rights Agreement, dated as of May 22, 2001, between the Company and Registrar and Transfer Company, as Rights Agent (the "Rights Agreement"). Under the Rights Agreement, each stockholder of record as of May 23, 2001, will receive a dividend of one right ("Right") for each outstanding share of common stock, par value $0.01, of the Company (the "Common Stock") they own. Each Right entitles the registered holder to purchase from the Company one one-hundredth of one share of Series A Junior Participating Preferred Stock at an exercise price of $40.00, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement, a copy of which is attached as Exhibit 4.1 hereto.

      The foregoing summary of the Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of such document filed as an exhibit hereto.

      On May 23, 2001, the Company issued a press release announcing the adoption of the Rights Agreement by the Board of Directors of the Company, which is attached hereto as Exhibit 99.1

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibits are included with this Report:

      Exhibit 4.1 Stockholders Protection Rights Agreement, dated as of May 22, 2001, between First Federal Financial Bancorp, Inc. and Registrar and Transfer Company as Rights Agent.

      Exhibit 99.1 Press Release dated May 23, 2001.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FIRST FEDERAL FINANCIAL
                                                BANCORP, INC.



                                                By: /s/ Vincent Rice
                                                    --------------------
                                                    Vincent Rice
                                                    President

Date: May 22, 2001